Execution Version AMENDMENT NO. 3 TO CREDIT AGREEMENT AMENDMENT NO. 3, dated as of June 22, 2021 (this “Amendment”), to the First Lien Term Loan Credit Agreement, dated as of November 21, 2017 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 23, 2020, by that certain Amendment No. 2 to Credit Agreement, dated as of January 20, 2021, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among UTZ QUALITY FOODS, LLC, a Delaware limited liability company (the “Borrower”), UTZ BRANDS HOLDINGS, LLC (f/k/a UM-U INTERMEDIATE, LLC), a Delaware limited liability company (the “Parent”), Bank of America, N.A., as Administrative Agent and Collateral Agent and each lender from time to time party thereto. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein. W I T N E S S E T H: WHEREAS, (a) Section 2.14 of the Credit Agreement provides that the Borrower may from time to time request Incremental Term Loans with only the consent of the Additional Lenders and the Administrative Agent (in addition to the Borrower) and (b) the Borrower hereby requests the issuance of Incremental Term Loans (the “2021-2 Incremental Term Loans”) in the form of an increase to the amount of Term Loans outstanding on the Third Amendment Effective Date immediately before giving effect to this Amendment (the “Existing Term Loans”), pursuant to and on the terms set forth herein and in Section 2.14 of the Credit Agreement; WHEREAS, each Additional Lender identified on Schedule 1 hereto (each, a “2021-2 In- cremental Term Lender”) has agreed, on a several and not joint basis, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide 2021-2 Incremental Term Loans in the aggregate principal amount set forth opposite each 2021-2 Incremental Term Lender’s name on Schedule 1 hereto (the amount set forth opposite each Lender’s name, such Lender’s “2021-2 Incremental Term Commit- ment”), and the total amount of 2021-2 Incremental Term Loans to be made pursuant to this Amendment shall be $75,000,000; WHEREAS, each of BofA Securities, Inc. and Goldman Sachs Bank USA will act as joint lead arrangers and joint bookrunners for the 2021-2 Incremental Term Loans (collectively, the “Lead Ar- rangers”); NOW, THEREFORE, the parties hereto hereby agree as follows: ARTICLE I Incremental Facility Amendment Section 1.1. (a) With respect to the 2021-2 Incremental Term Loans, this Amendment is an Incremental Facility Amendment referred to in Section 2.14(d) of the Credit Agreement and is being incurred in reliance on the Incremental Incurrence Test. The Borrower and the Additional Lenders hereby agree that, subject to the satisfaction of the conditions in Article III hereof, on the Third Amendment Ef- fective Date (as defined below), the 2021-2 Incremental Term Commitment of each 2021-2 Incremental Term Lender shall become effective. Subject to the satisfaction of the conditions set forth in Article III hereof, the Incremental Facility Closing Date with respect to this Amendment shall be the Third Amend- ment Effective Date.

-2- (b) Except as otherwise expressly set forth herein, the 2021-2 Incremental Term Loans shall have terms that are identical to those of the Existing Term Loans (after giving effect to the amendments set forth herein). The Borrower shall pay any fees or other amounts payable to or for the account of the Additional Lenders at the times and in the manner set forth in the Credit Agreement. (c) For the avoidance of doubt, on and after the Third Amendment Effective Date, (i) the 2021-2 Incremental Term Loans shall constitute the same Class of Loans or Term Commitments as the existing Term Loans and Term Commitments under the Credit Agreement; (ii) the 2021-2 Incremental Term Lenders shall constitute the same Class of Lenders as the existing Term Lenders under the Credit Agreement and (iii) each reference in the Credit Agreement and in each other Loan Document to “Term Loans” or “Initial Term Loans” shall be deemed to include the 2021-2 Incremental Term Loans, and each reference to “Term Lenders” or “Initial Term Lenders” shall be deemed to include the 2021-2 Incremental Term Lenders. (d) The Borrower shall use the 2021-2 Incremental Term Loans to repay or prepay a portion of the loans outstanding under the ABL Credit Agreement (as defined in the Amended Credit Agree- ment) and to pay transaction fees and expenses in connection with the foregoing and this Amendment. ARTICLE II Amendments to the Credit Agreement Section 2.1. Amendments. Effective as of the Third Amendment Effective Date (as defined below), in accordance with Section 2.14 of the Credit Agreement, the Credit Agreement is hereby amended as follows. As of the Third Amendment Effective Date, each reference in the Credit Agreement (as amended by this Amendment, the “Amended Credit Agreement”) to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument. (a) The Preliminary Statements of the Credit Agreement are hereby amended by adding the following clause (4): “(4) The Borrower has requested that, on the Third Amendment Effective Date, (a) the Additional Lenders party to Amendment No. 3 make 2021-2 Incremental Term Loans in an aggregate principal amount of $75,000,000, the proceeds of which shall be used to repay or prepay a portion of the loans outstanding under the ABL Credit Agreement and to pay transaction fees and expenses in connection with the foregoing and Amendment No. 3 and (b) this Agreement be amended as set forth in Amendment No. 3, in each case, pursuant to Amendment No. 3.” (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the proper alphabetical order: “2021-2 Incremental Term Commitment” means, as to each 2021-2 Incremental Term Lender, the obligation of such 2021-2 Incremental Term Lender to make an Incremental Term Loan to the Borrower on the Third Amendment Effective Date, in the aggregate principal amount set forth on Schedule 1 to Amendment No. 3. “2021-2 Incremental Term Loans” shall mean the Incremental Term Loans

-3- provided to the Borrower on the Third Amendment Effective Date pursuant to Section 2.14 and Amendment No. 3. “2021-2 Incremental Term Lender” means, at any time, each Lender holding a 2021-2 Incremental Term Loan at such time. “Amendment No. 3” means that certain amendment to this Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the Parent, the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and each Additional Lender and any other Lender party thereto. “Third Amendment Effective Date” means June 22, 2021. (c) The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows: “Initial Term Lender” means, at any time, any Lender that has an Initial Term Commitment or an Initial Term Loan at such time. For the avoidance of doubt, (i) from and after the Second Amendment Effective Date, each 2021 New Term Lender shall constitute an Initial Term Lender and (ii) from and after the Third Amendment Effective Date, each 2021-2 Incremental Term Lender shall constitute an Initial Term Lender, in each case, for all purposes hereunder. “Initial Term Loan” means a Loan made pursuant to Section 2.01. For the avoidance of doubt, (i) from and after the Second Amendment Effective Date, 2021 New Term Loans shall constitute Initial Term Loans and (ii) from and after the Third Amendment Effective Date, 2021-2 Incremental Term Loans shall constitute Initial Term Loans, in each case, for all purposes hereunder. “Lead Arrangers” means (i) as of the Closing Date, Bank of America, N.A. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred), Goldman Sachs Bank USA, Manufacturers and Traders Trust Company and PNC Capital Markets LLC, in their capacities as Joint Lead Arrangers and Joint Bookrunners under this Agreement (ii) as of the Second Amendment Effective Date, BofA Securities, Inc., Goldman Sachs Bank USA and Credit Suisse Loan Funding LLC, in their capacities as Joint Lead Arrangers and Joint Bookrunners under Amendment No. 2 and (iii) as of the Third Amendment Effective Date, BofA Securities, Inc. and Goldman Sachs Bank USA, in their capacities as Joint Lead Arrangers and Joint Bookrunners under Amendment No. 3. “Lender” has the meaning specified in the introductory paragraph to this Agreement, any 2021 New Term Lender, any 2021-2 Incremental Term Lender and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”. “Maturity Date” means (a) with respect to the 2021 New Term Loans and the 2021- 2 Incremental Term Loans, the seventh anniversary of the Second Amendment Effective Date, (b) with respect to any Extended Term Loan, the maturity date applicable to such Extended Term Loan in accordance with the terms hereof or (c) with respect to any

-4- Incremental Term Loan, the maturity date applicable to such Incremental Term Loan in accordance with the terms hereof; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day. “Term Commitments” means an Initial Term Commitment, a 2021 Refinancing Term Commitment, a 2021 Incremental Term Commitment, a 2021-2 Incremental Term Commitment, a commitment in respect of any other Incremental Term Loans, or a commitment in respect of any Extended Term Loans or any combination thereof, as the context may require. “Term Loans” means the Initial Term Loans, the 2021 New Term Loans, the 2021 Refinancing Term Loans, the 2021 Incremental Term Loans, the 2021-2 Incremental Term Loans, any other Incremental Term Loans and the Extended Term Loans.

-5- (d) Section 2.01 of the Credit Agreement is hereby amended and restated in its en- tirety to read as follows: “The Term Borrowings. Subject to the terms and conditions set forth herein, in Amendment No. 2 and Amendment No. 3, (a) each 2021 New Term Lender severally agrees to make to the Borrower a single loan in Dollars in a principal amount equal to such 2021 New Term Lender’s 2021 Refinancing Term Commitment and 2021 Incremental Term Commitment, as applicable, on the Second Amendment Effective Date and (b) each 2021-2 Incremental Term Lenders severally agrees to make to the Borrower a single loan in Dollars in a principal amount equal to such 2021-2 Incremental Term Lender’s 2021-2 Incremental Term Commitment on the Third Amendment Effective Date. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. 2021 New Term Loans or 2021-2 Incremental Term Loans, as applicable, may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.” (e) Section 2.06(b) of the Credit Agreement is hereby amended by adding the fol- lowing sentence to the end thereof: “The 2021-2 Incremental Term Commitment of each 2021-2 Incremental Term Lender party to Amendment No. 3 shall be automatically and permanently reduced to $0 upon the making of such 2021-2 Incremental Term Lender’s Term Loans pursuant to Section 2.01 on the Third Amendment Effective Date” (f) Section 2.07 of the Credit Agreement is hereby amended and restated in its en- tirety to read as follows: “Repayment of Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Initial Term Lenders holding Initial Term Loans in Dollars (i) prior to the Third Amendment Effective Date, on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Second Amendment Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the 2021 New Term Loans funded on the Second Amendment Effective Date (ii) commencing on and after the Third Amendment Effective Date, on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Third Amendment Effective Date, an aggregate principal amount equal to $1,987,696.92 and (iii) on the Maturity Date, the aggregate principal amount of all 2021 New Term Loans, 2021-2 Incremental Term Loans and any other Term Loans outstanding on such date; provided that payments required by clause (i) above shall be reduced as a result of the application of prepayments in accordance with Section 2.05. In the event any Incremental Term Loans or Extended Term Loans are made, such Incremental Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable Maturity Date thereof. ARTICLE III Conditions to Effectiveness Section 3.1. Effective Date. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which:

-6- (a) The Administrative Agent shall have received: (i) counterparts of this Amendment duly executed and delivered by the Borrower, the Parent and, with respect to Section 5.5, the Subsidiary Guarantors, the Administrative Agent and each Additional Lender; (ii) a legal opinion from (i) Sidley Austin LLP, counsel to the Loan Parties; (ii) Cozen O’Connor, Pennsylvania counsel to the Loan Parties; and (iii) Perkins Coie LLP, Washington coun- sel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Adminis- trative Agent; (iii) a Request for Credit Extension in accordance with the requirements of the Credit Agreement; (iv) such certificates, copies of, or certifications that there have been no amendments or modifications since the Second Amendment Effective Date to, the Organization Documents of the Loan Parties, resolutions or other action and incumbency certificates and/or certificates of Re- sponsible Officers of each Loan Party as the Administrative Agent may reasonably require evi- dencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the date hereof; (v) a certificate signed by a Responsible Officer of the Borrower certifying that the condition set forth in Sections 3.1(b) hereto has been satisfied; (vi) at least three Business Days prior to the date hereof, all documentation and other information (x) about the Borrower and the other Loan Parties party hereto as has been reasonably requested in writing at least five Business Days prior to the date hereof by the Administrative Agent and/or the Lenders party hereto that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and (y) with respect to the Borrower, as required by regulatory authorities under the Beneficial Ownership Regulation. (b) At the time of and immediately after giving effect to this Amendment and any 2021-2 Incremental Term Loans made pursuant thereto on the Third Amendment Effective Date, no Default exists, or would result from the borrowing of 2021-2 Incremental Term Loans or from the application of proceeds therefrom. (c) The representations and warranties in Article IV of this Amendment shall be true and correct in all material respects. (d) The Borrower shall have paid all fees and reasonable out-of-pocket costs and ex- penses of the Administrative Agent and the Additional Lenders (including the reasonable expenses of Davis Polk & Wardwell LLP, counsel to the Administrative Agent and the Lead Arrangers) for which invoices have been presented at least three (3) Business Days prior to the Third Amendment Effective Date, and any compensation contemplated by the Amended and Restated Engagement Letter, dated as of June 15, 2021, among the Borrower, BofA Securities, Inc. and Goldman Sachs Bank USA or any other letter agreements or otherwise. Section 3.2. Notification. This Amendment constitutes notice to the Administrative Agent as required by Sections 2.14(a) and 2.14(d) of the Credit Agreement. Promptly following the Third

-7- Amendment Effective Date, the Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date. ARTICLE IV Representation and Warranties Section 4.1. The Loan Parties hereby represent and warrant as of the Third Amend- ment Effective Date that this Amendment has been, or when executed and delivered will be, duly executed and delivered by the Loan Parties. The execution, delivery and performance by the Loan Parties of this Amendment, and the consummation of the transactions herein contemplated, (a) have been duly author- ized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of the Loan Parties’ Organization Documents, (ii) conflict with or result in any breach or con- travention of, or require any payment to be made under (A) any Contractual Obligation exceeding the Threshold Amount to which such Loan Party is a party or affecting such Loan Party or the properties of the Borrower or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Gov- ernmental Authority or any arbitral award to which such Loan Party or its property is subject, (iii) result in the creation of any Lien (other than under the Loan Documents and Liens subject to the Applicable Intercreditor Agreement) or (iv) violate any material Law; except (in the case of clauses (b)(ii) and (b)(iv)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 4.2. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and fil- ings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 4.3. This Amendment and each other Loan Document (as amended hereby, as applicable) have been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. This Amendment and each other Loan Document (as amended hereby, as applicable) con- stitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party hereto or thereto, as applicable, in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 4.4. Immediately after giving effect to this Amendment (and the incurrence of the 2021-2 Incremental Term Loans), the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and the Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materi- ality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qual- ification therein) in all respects on and as of the Third Amendment Effective Date or such earlier date, as the case may be. Section 4.5. At the time of and immediately after giving effect to this Amendment (and the incurrence of the 2021-2 Incremental Term Loans), no Default or Event of Default has occurred and is continuing.

-8- Section 4.6. At the time of and immediately after giving effect to this Amendment and any 2021-2 Incremental Term Loans made pursuant hereto on the Third Amendment Effective Date, the Parent, the Borrower and its Subsidiaries (on a consolidated basis) are Solvent. ARTICLE V Miscellaneous Section 5.1. Counterparts. This Amendment may be executed in any number of coun- terparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an electronic record and may be executed using electronic signatures (including, without limitation, facsimile and a “pdf”) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America of a manually signed paper communication which has been converted into electronic form (such as scanned into “pdf” format), or an electronically signed communication converted into another format, for transmission, de- livery and/or retention. For the avoidance of doubt, the foregoing also applies to any amendment, exten- sion or renewal of this Amendment. Section 5.2. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Section 5.3. Waiver of Right to Trial by Jury. SECTION 10.15 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS. Section 5.4. Headings. The headings of this Amendment are for purposes of refer- ence only and shall not limit or otherwise affect the meaning hereof. Section 5.5. Acknowledgement and Reaffirmation of Guarantors. The Guarantors acknowledge and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guar- antee Requirement and including, without limitation, its guarantee of the Obligations (including the 2021- 2 Incremental Term Loans) and its grant of the security interest in the Collateral (as defined in the Collat- eral Documents) to secure the Obligations (including the 2021-2 Incremental Term Loans). Section 5.6. Costs and Expenses. Subject to the limitations set forth in Section 10.04 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out of pocket expenses of one counsel for the Administrative Agent with respect thereto). Section 5.7. Effect of Amendment. On and after the Third Amendment Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule

-9- attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amend- ment. As of the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agree- ment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each reference to (a) a “Lender”, “Lenders”, “Term Lender”, “Initial Term Lender”, “Secured Party” or any similar term in the Credit Agreement or the other Loan Documents shall be deemed to include the 2021-2 Incremental Term Lenders and (b) a “Loan”, “Loans”, “Term Loans”, “Initial Term Loans” or any similar term in the Credit Agreement or other Loan Documents shall be deemed to include the 2021-2 Incremental Term Loans. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modi- fication or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Third Amendment Effective Date or any other Loan Document in similar or different circumstances. Except as expressly amended hereby or spe- cifically waived above, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, and (ii) nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document, which obligations shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by any instruments executed in connection herewith or therewith. Except as provided in Article II of this Amendment, with respect to the 2021-2 Incremental Term Loans, this Amendment shall become effective when it is executed by the Parent, the Borrower and, with respect to Section 5.5, the Subsidiary Guarantors, the Administrative Agent and each 2021-2 Incremental Term Lender. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. [Remainder of this page intentionally left blank]

[Signature Page to Amendment No. 3 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written. UTZ QUALITY FOODS, LLC, as the Borrower By: Name: Title: UTZ BRANDS HOLDINGS, LLC (f/k/a UM-U INTERMEDIATE, LLC), as the Parent By: Name: Title: Dylan Lissette Dylan Lissette Chief Executive Officer Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement] And with respect to Section 5.5 of this Amendment, UTZ BRANDS HOLDINGS, LLC (f/k/a UM-U INTERMEDIATE, LLC), as a Guarantor By: Name: Title: UTZ QUALITY FOODS, LLC, as a Guarantor By: Name: Title: UTZTRAN, L.L.C. , as a Guarantor By: Name: Title: GH POP HOLDINGS LLC, as a Guarantor By: Name: Title: GOOD HEALTH NATURAL PRODUCTS LLC, as a Guarantor By: Name: Title: Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement] CONDOR SNACK FOODS, LLC, as a Guarantor By: Name: Title: SNIKIDDY, LLC, as a Guarantor By: Name: Title: SRS LEASING - GRAMERCY GP, LLC, as a Guarantor By: Name: Title: SRS LEASING - GRAMERCY, LP, as a Guarantor By: SRS LEASING - GRAMERCY GP LLC Its: General Partner By: Name: Title: GOLDEN FLAKE SNACK FOODS, INC. , as a Guarantor By: Name: Title: Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer Dylan Lissette Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement] HERON HOLDING CORPORATION, as a Guarantor By: Name: Title: INVENTURE - GA, INC., as a Guarantor By: Name: Title: INVENTURE FOODS, INC., as a Guarantor By: Name: Title: KENNEDY ENDEAVORS, LLC, as a Guarantor By: Name: Title: LA COMETA PROPERTIES, INC., as a Guarantor By: Name: Title: TEJAS PB DISTRIBUTING, INC., as a Guarantor By: Name: Title: Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement] KITCHEN COOKED, INC., as a Guarantor By: Name: Title: FLAMINGO HOLDINGS, LLC, as a Guarantor By: Name: Title: TRUCO HOLDCO INC., as a Guarantor By: Name: Title: MERIDIAN DISTRIBUTION COMPANY, as a Guarantor By: Name: Title: MERIDIAN BRANDS, INC., as a Guarantor By: Name: Title: TRUCO GP, INC., as a Guarantor By: Name: Title: Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Dylan Lissette Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer Chief Executive Officer President

[Signature Page to Amendment No. 3 to Credit Agreement] TRUCO ENTERPRISES, LP, as a Guarantor By: Name: Title: Dylan Lissette Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement] BANK OF AMERICA, N.A., as 2021-2 Incremental Term Lender By: Name: Aashish Dhakad Title: Managing Director

Schedule 1 2021-2 Incremental Term Commitments Additional Lender Percentage 2021 Incremental Term Commitment Bank of America, N.A 100% $75,000,000 Total 100% $75,000,000